SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )



Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             AEROSONIC CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. |_| No fee required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                              AEROSONIC CORPORATION
                            (A DELAWARE CORPORATION)
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 33765

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

      The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, on July 17, l998, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

      1. To elect a Board of seven (7) directors of the Company to hold office until their successors have been duly elected and qualified.

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The record date for determination of the shareholders entitled to vote at the annual meeting is May 26, 1998, at the close of business.

      If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

      If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.


                                            By Order of the Board of Directors,



                                            /s/ J. Mervyn Nabors
                                            -----------------------------------
                                            J. Mervyn Nabors
                                            Chairman of the Board


May 28,  l998
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 PROXY STATEMENT



                             ----------------------


                         Annual Meeting of Shareholders
                            to be held July 17, l998


                             ----------------------


                              AEROSONIC CORPORATION
                           l2l2 North Hercules Avenue
                            Clearwater, Florida 33765


                             ----------------------


                               GENERAL INFORMATION


             A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 29, l998. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 3l, l998 is mailed herewith.

             All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

                       VOTING SECURITIES AND VOTING RIGHTS

             Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 26, 1998 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,986,262 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

                              ELECTION OF DIRECTORS

             The Company's by-laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

             Seven directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

             The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company. Unless otherwise indicated, each nominee has sole voting and investment power of the reported shares.



                                                                                 Number and Percentage
    Name, Age and Year in                                                         of Shares of Common
     which first Elected                                                           Stock Beneficially
          a Director             Business Experience                                      Owned
    ---------------------        -------------------                             ----------------------
       J. Mervyn Nabors       Mr. Nabors is  Chief  Executive Officer  of           1,242,000     31.5%
          55 (1995)           American Instrument Company and AIC
                              Electronics, Inc. Mr. Nabors is a member of
                              the Board of Directors of four  privately held
                              companies. He was employed by Aerosonic from
                              1962 to 1984. In April of 1996, Mr. Nabors
                              was elected as Chairman of the Board, Chief
                              Executive Officer and President of Aerosonic
                              Corporation



                                                                                 Number and Percentage
    Name, Age and Year in                                                         of Shares of Common
     which first Elected                                                           Stock Beneficially
          a Director             Business Experience                                      Owned
    ---------------------        -------------------                             ---------------------
       William C. Parker        Mr. Parker was employed by Aerosonic                   31,456       .8%
           65 (1995)            Corporation  for over 34 years. He started as
                                an instrument assembler, became Production
                                Manager for the Boeing project, Production
                                Manager of Assembly, Production Manager of the
                                Machine Shop, Vice President of Production, Vice
                                President of Purchasing, Vice President of
                                Marketing and is now serving as a consultant to
                                Aerosonic Corporation.

        David A. Baldini        Mr. Baldini was with Teledyne Industries,              18,359       .5%
           48 (1995)            Inc. from 1974 through 1993. He was
                                President of Teledyne Avionics from 1990 and
                                retained that position since Teledyne Avionics
                                was acquired in 1993 and became Avionics
                                Specialties, Inc. Mr. Baldini's management and
                                operations experience with Teledyne included the
                                development and manufacture of precision
                                components and instruments in the aerospace,
                                ground transportation and industrial markets.

        Richard A. Frank        Mr. Frank was a clearing member of  the Kansas         66,200      1.7%
           43 (1996)            City Board of Trade from 1979 through 1990.
                                He has been a member of the Mid America
                                Commodity Exchange since 1978. He holds a
                                Masters Degree in Accounting and Federal
                                Taxation from Golden Gate University.

       Eric J. McCracken        Mr. McCracken  served in the United States Air          7,500       .2%
           32 (1996)            Force from 1984 to 1990 as an aircraft  weapons
                                systems instructor and technician. He was a
                                Vice President of Corporate Banking for
                                Barnett Bank, N.A.from 1991 to 1996. Mr.
                                McCracken has been a member of the Board of
                                Directors since November 1996 and currently
                                serves Executive Vice  President and Chief
                                Financial Officer of Aerosonic. Mr. McCracken
                                has a B.A. degree in business administration.

     Joseph P. Sherman, Jr.     Mr. Sherman is President and Chief Financial           25,200       .6%
           36 (1996)            Officer of American Instrument Company,
                                Executive Vice President & Chief Financial
                                Officer of AIC Electronics, Inc. Mr. Sherman
                                has a B.S. degree in accounting and is a
                                Certified Public Accountant. Prior to his
                                current employment, he worked for Coopers &
                                Lybrand L.L.P. Mr. Sherman has served as a
                                board member of three privately held companies.


                                                                                 Number and Percentage
    Name, Age and Year in                                                         of Shares of Common
     which first Elected                                                           Stock Beneficially
          a Director             Business Experience                                      Owned
    ---------------------        -------------------                             ---------------------
        P. Mark Perkins         Mr. Perkins has over 15 years of experience in         10,000       .3%
           41 (1997)            various segments of the aviation  industry. In
                                July 1997, Mr. Perkins was elected to the
                                Board of Directors of Aerosonic Corporation
                                while serving as Vice President of Marketing
                                for Gulf Aerospace, Inc. Mr. Perkins was
                                elected Executive Vice President of Sales and
                                Marketing for Aerosonic Corporation in January
                                1998 and currently serves in that capacity.


    All directors and officers as a group (7 persons) at April 15, 1998             1,400,715     35.6%


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

                     Committees:

                           The Board of Directors has an Audit Committee
                     consisting of three directors and a Compensation Committee consisting of two directors. The Board of Directors does not have a Nominating Committee.

                            The members of the Audit Committee are Mr. Sherman,
                     Mr. McCracken and Mr. Nabors. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

                            The members of the Compensation Committee are Mr.
                     Sherman and Mr. Perkins. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

                     Meetings:

                     During the fiscal year ended January 31, l998, the Board of Directors met four times, the Audit Committee met one time, and the Compensation Committee met two times. Each existing director attended all meetings of the Board of Directors and committees of the Board on which he served.


                             DIRECTORS' COMPENSATION

                           Compensation for non-officer directors is $2,000.00
                     per board meeting plus reimbursement for travel and expenses.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                           The following table sets forth information as of May
                     1, l997, regarding owners of 5% or more of the Company's Common Stock:


                                                              Number of               Percent
                     Name & Address                         Shares Owned            Shares Owned
                     --------------                         ------------            ------------
                    J. Mervyn Nabors                           l,242,000               31.5%
                    188 Devon Drive
                    Clearwater Beach, Florida 34630

                    Miriam Frank*                                377,276                9.6%
                    1771 Oak Creek Drive
                    Dunedin, Florida 34698



                    * Miriam Frank's son, Richard A. Frank, is a current member of the Company's Board of Directors.

                    EXECUTIVE OFFICER COMPENSATION

                           The following table sets forth information with
                     respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 1998 to the Company's chief executive officer and each other executive officer of the Company as to whom total cash compensation exceeded $100,000:

                     Summary Compensation Table*
                     ---------------------------

                      ----------------------------------------------------------------------------------------
                                                                                   Annual Compensation
                                     (a)                        (b)                        (c)
                         Name and Principal Position           Year                      Salary
                      ----------------------------------------------------------------------------------------
                       J. Mervyn Nabors................        1998                      $143,654
                          President and Chief                  1997                      $ 80,804
                          Executive Officer                    1996                       ----

                      ----------------------------------------------------------------------------------------
                       David A. Baldini................        1998                      $131,715
                           Vice President                      1997                      $110,000
                                                               1996                      $109,353
                      ----------------------------------------------------------------------------------------
                       William C. Parker...............        1998                      $112,323
                                                               1997                      $109,545
                                                               1996                      $101,665
                      ----------------------------------------------------------------------------------------

                           * Columns (d) through (i) have been eliminated from
                     the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

                     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                     Employment Agreements
                     ---------------------

                           Aerosonic Corporation's board of directors has
                     approved employment agreements between the Company and six of its executive officers, J. Mervyn Nabors, David Baldini, Eric McCracken, Mark Perkins, Carm Russo and Linda Cannaday. The work agreements became effective at various times from August 31, 1996 to February 5, 1998, each for a three-year period of time. The agreements require certain minimum performance standards in exchange for a minimum base annual salary of $175,000 for Mr. Nabors, $110,000 for Mr. Baldini, $100,000 for Mr. Perkins, $85,000 each for Mr. McCracken and Mr. Russo and $50,000 for Ms. Cannaday.

                     COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                           A five-year comparison of stock performance of the
                     Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the SIC Code Index.

                 -----------------------------------------------------------------------------------------------------
                 Value at December 31,        1993         1994        1995         1996        1997         1998
                 -----------------------------------------------------------------------------------------------------
                 Aerosonic Corporation       $100.00      $97.92      $72.92       $47.92      $116.67     $495.83
                                           ---------------------------------------------------------------------------
                 AMEX Market Value Index     $100.00     $119.40      $104.21     $133.57      $143.76     $163.98
                                           ---------------------------------------------------------------------------
                 SIC Code Index              $100.00     $130.71      $122.44     $200.44      $199.95     $253.36
                 -----------------------------------------------------------------------------------------------------

                  Assumes $100.00 Invested on February 1, 1993
                           Assumes Dividend Reinvested

                       Fiscal Year Ending January 31, 1998

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                           Coopers & Lybrand L.L.P. were auditors for the year
                     ended January 31, 1998 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 1999. A representative of Coopers & Lybrand L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

                          PROPOSALS OF SECURITY HOLDERS

                           Proposals of security holders intended to be
                     presented at the Annual Meeting of Shareholders of the Company to be held in July, l999, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than November 16, l998. Proposals must comply with RULE 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Commission Act of 1934, as amended.

                                  VOTE REQUIRED

                           A majority of the Company's outstanding common
                     capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. As such, the seven nominees receiving the greatest number of votes cast at the Meeting will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

                           All of the directors and officers of the Company have
                     indicated that they will cause all shares of Common Stock beneficially owned by them (excluding Common Stock which they have the right to acquire upon the exercise of currently exercisable stock options) to be voted in favor of the election as a director of each nominee named herein. Such persons beneficially own, in the aggregate, 35.6% of the shares of Common Stock eligible to vote at the Meeting.

                                  OTHER MATTERS

                           The management has no information that any other
                     matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.





                                             By Order of the Board of Directors,


                                             /s/ J. Mervyn Nabors
                                             -----------------------------------
                                             J. Mervyn Nabors
                                             Chairman of the Board


                     May 28, 1998
                     Clearwater, Florida

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                             AEROSONIC CORPORATION

                                 July 17, 1998


                 Please Detach and Mail in the Envelope Provided

A [X]  Please mark your
       votes as in this
       example.

       FOR all nominees             WITHHOLD        Nominees: David A. Baldini          2. In accordance with their best
       listed at right             Authority                  Richard A. Frank             judgement on any other matter that
       (except as marked      to vote all nominees            Eric J. McCracken            may properly be voted upon at the
             below)              listed at right              J. Mervyn Nabors             meeting.
             [ ]                     [ ]                      William C. Parker
1. Election                                                   P. Mark Perkins             This proxy when properly executed, will be
   of Directors                                               Joseph P. Sherman, Jr.    voted in the manner directed herein by the
                                                                                        undersigned shareholder(s). If no choice
INSTRUCTIONS: to withhold authority to vote for                                         specified in the Proposals above shall be
any individual named at right, strike a line through                                    marked the named proxy is authorized and
the nominee's name.                                                                     directed to vote for the proposal as
                                                                                        described therein and in the Proxy Statement
                                                                                        dated May 28, 1998. If any nominee shall
                                                                                        cease to be a candidate for election for any
                                                                                        reason the proxy will be voted for a
                                                                                        substitute nominee designated by the Board
                                                                                        of Directors and for the remaining nominees
                                                                                        so listed.

                                                                                          If you are unable to attend the meeting
                                                                                        personally, the Board of Directors requests
                                                                                        that you complete and mail this proxy to
                                                                                        insure adequate shareholder representation
                                                                                        at the meeting. As this proxy is being
                                                                                        solicited by the Board of Directors you are
                                                                                        encouraged to contact any member of the
                                                                                        incumbent Board of the above named proxies
                                                                                        if you have any questions concerning this
                                                                                        proxy or the matter referenced herein.

                                                                                        Please mark, sign, date and return this
                                                                                        proxy promptly, using the enclosed envelope.


SIGNATURE__________________________________________ Date ___________ Signature______________________________________ Date___________


Note: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer corporation, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.

                             AEROSONIC CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 17, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Each of the undersigned, as the owner(s) as of May 26, 1998 of common stock of Aerosonic Corporation, a Delaware corporation (the "Company"), hereby appoints
J. Mervyn Nabors President and Chief Executive Officer, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the Company to be held at Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, in The Library Room, at 10:00 a.m. Eastern Daylight Saving Time, Friday, July 17, 1998 and at any adjournments thereof, but only in accordance with the following instructions.

                (Continued and To be Signed on the Reverse side)